EXECUTION COPY


                       FIFTH AMENDMENT, CONSENT AND WAIVER
                                      UNDER
                    SUBORDINATED NOTE RESTRUCTURING AGREEMENT



          FIFTH AMENDMENT, CONSENT AND WAIVER (this "Fifth Amendment"), dated as of August 13, 2004, to the Subordinated Note Restructuring Agreement, dated as of December 28, 2000 (as amended, including by this Fifth Amendment, the "Restructuring Agreement") among Boots & Coots International Well Control Inc., a Delaware corporation, (the "Company") and The Prudential Insurance Company of America ("Prudential"), as amended by the Amendment, Consent and Waiver dated as of March 29, 2002, the Second Amendment, Consent and Waiver dated as of June 29, 2002, the Third Amendment, Consent and Waiver dated as of July 1, 2003 and the Fourth Amendment, Consent and Waiver dated as of November 14, 2003, each among the Company and Prudential (collectively, the "Prior Amendments"). Capitalized terms used herein but not defined herein are used as defined in the Restructuring Agreement.

                                  WITNESSETH:

          WHEREAS, the Company and Prudential are parties to the Restructuring Agreement pursuant to which Prudential agreed to cancel and terminate certain 11.28% Notes and the Original Warrant in consideration for the Company's fulfillment of its obligations set forth in the Restructuring Agreement and the issuance by the Company of Replacement Notes, the Replacement Warrant, the New Warrant and the Preferred Stock;

          WHEREAS, the Company failed to make cash dividend payments on certain shares of the Company's Series E Cumulative Senior Preferred Stock and Series G Cumulative Convertible Preferred Stock in the amounts and for the period set forth on Schedule A hereto (the "Dividend Amount"), which failures constitute
           -----------
Events of Default pursuant to Section 8.1(vi) of the Restructuring Agreement if not waived or deemed cured as provided therein (the "Dividend Payments Default");

          WHEREAS, the Company has requested that Prudential waive the Dividend Payments Default, subject to the satisfaction of the conditions set forth in
Section  4  (Conditions  to  the  Effectiveness  of  This  Fifth  Amendment);

          WHEREAS, the aggregate principal amount outstanding under the Notes as of the date of this Fifth Amendment (the "Old Notes") is $9,635,042;

          WHEREAS, the Company and Prudential desire to cancel and terminate the Old Notes subject to the satisfaction of the conditions set fourth in Section 4 (Conditions to the Effectiveness of This Fifth Amendment), including, but not limited to, the issuance to Prudential of the Amended and Restated Note (as defined below);

          WHEREAS, the Company desires and Prudential agrees, subject to the limitations and conditions set forth herein, (a) to waive the Dividend Payments Default and (b) amend the Restructuring Agreement as set forth herein; and

          WHEREAS, the Company desires and Prudential agrees to convert the Dividend Amount, the Warrants and its outstanding Series E Stock into shares of the Company's common stock as provided in that certain Exchange Agreement, dated as of the date hereof by and between the Company and Prudential (the "Exchange Agreement").

          NOW, THEREFORE, in consideration of the premises and the covenants and obligations contained herein the parties hereto agree as follows:

     SECTION 1.     WAIVER AND CONSENT

     Effective as of the Fifth Amendment Effective Date (as defined below), Prudential hereby waives the Dividend Payments Default; provided, however, that the waiver set forth in this Section 1 shall not excuse any failure to comply after the date hereof under the Restructuring Agreement.

     SECTION 2.     AMENDED AND RESTATED NOTE

          (a) The Company will authorize the amendment and restatement of the Old Note by an amended and restated senior subordinated Note in the aggregate principal amount of $9,635,042 in the form of Exhibit A hereto (the
                                                           ---------
"Amended and Restated Note"), to be dated July 1, 2004 which shall mature in twenty two (22) consecutive installments, each of which shall be in the amount set forth below opposite such installment:

Installment                       Principal Amount
------------------                -----------------

August 13, 2004                   $       2,000,000
December 15, 2004                 $       1,635,042
March 31, 2005                    $         300,000
June 30, 2005                     $         300,000
September 30, 2005                $         300,000
December 31, 2005                 $         300,000
March 31, 2006                    $         300,000
June 30, 2006                     $         300,000
September 30, 2006                $         300,000
December 31, 2006                 $         300,000
March 31, 2007                    $         300,000
June 30, 2007                     $         300,000
September 30, 2007                $         300,000
December 31, 2007                 $         300,000
March 31, 2008                    $         300,000
June 30, 2008                     $         300,000
September 30, 2008                $         300,000
December 31, 2008                 $         300,000
March 31, 2009                    $         300,000
June 30, 2009                     $         300,000
September 30, 2009                $         300,000
December 31, 2009                 $         300,000

Installment                       Principal Amount
------------------                -----------------

          (b) The Amended and Restated Note shall bear interest (computed on the basis of a 360-day year comprised of twelve 30-day month) (i) on the unpaid balance thereof at the rate of twelve percent (12.0%) per annum from July 1, 2004, payable (A) quarterly on the last business day of September, December, March and June in each year, commencing with September 30, 2004, (B) upon the maturity of any portion of the principal amount thereof as listed on clause (a) of this Section 2 and (C) if not previously paid in full, on demand from and after the time the outstanding principal thereunder becomes due and payable (whether by acceleration or otherwise) and (ii) so long as an Event of Default is continuing, on the unpaid balance thereof, and any overdue payment of interest, payable quarterly as aforesaid (or, at the option of the registered holder thereof, on demand), at a rate per annum from time to time equal to the lesser of (A) the maximum rate permitted by applicable law or (B) the greater of
(x) 2% above the rate of interest publicly approved by The Bank of New York as its prime rate or (y) fourteen percent (14.0%).

     SECTION 3.     AMENDMENTS TO THE RESTRUCTURING AGREEMENT

               The Restructuring Agreement is, effective as of the Fifth Amendment Effective Date, hereby amended as follows:

          (a) Section 1.2 (Credit Facility Payment) is deleted in its entirety.

          (b)  Section  3.5  (Mandatory  Prepayment) is deleted in its entirety.

          (c) Section 5.1 (Optional Prepayment of Notes) is amended by inserting at the end of such section the words "The amount of each principal prepayment of the Notes shall be applied to reduce the then remaining installments of the Notes in a reverse order of maturity of such outstanding installments.".

          (d) Section 7.1(a) (Total Debt to EBITDA) is deleted in its entirety and replaced by inserting a new Section 7.1(a), to read in its entirety as follows:

          "(a) TOTAL DEBT TO EBITDA RATIO. The ratio of Total Debt to EBITDA, measured on a calendar quarter-end basis for the twelve month period ending on the last day of each calendar quarter, commencing with the calendar quarter ending on September 30, 2004, to be greater than 3.0 to 1.0."

          (e) Section 7.1(b) (EBITDA to Consolidated Interest Expense) is deleted in its entirety and replaced by inserting a new Section 7.1(b), to read in its entirety as follows:

          "(b) EBITDA TO CONSOLIDATED INTEREST EXPENSE. The ratio of EBITDA to Consolidated Interest Expense, measured on a calendar quarter-end basis for the twelve month period ending on the last day of each calendar quarter, to be less than (i) commencing with the calendar quarter ending on September 30, 2004 and ending with the calendar quarter ending on

March 31, 2005, 2.0 to 1.0. and (ii) commencing with the calendar quarter ending on June 30, 2005 and thereafter, 3.0 to 1.0;"

          (f) Section 7.3(b)(ii) (Limitation on Indebtedness) is deleted in its entirety and replaced by inserting a new Section 7.1(b)(ii), to read in its entirety as follows:

          "(ii) Senior Debt owing pursuant to the New Senior Credit Facility, provided that the principal amount of Indebtedness owing pursuant thereto shall
--------
not  be  at  any  time  in  excess  of  $3,000,000;".

          (g) A new Section 7.1(d) is inserted immediately after Section 7.1(c) (Year-to-date EBITDA Levels), to read in its entirety as follows:

          "(d) MINIMUM EBITDA. Permit EBITDA measured on a calendar quarter-end basis for the twelve month period ending on the last day of each calendar quarter, to be less than (i) commencing with the calendar quarter ending September 30, 2004 and ending with the calendar quarter ending March 31, 2005, $2,750,000 and (ii) commencing with the calendar quarter ending June 30, 2005 and thereafter $3,000,000.

          (h) Section 11 (Definitions) is amended by inserting the definitions of "Fifth Amendment," "Fifth Amendment Effective Date," and "Amended and Restated Note," each in its appropriate alphabetical order and each to read in its entirety as follows:

          "FIFTH AMENDMENT" shall mean the Fifth Amendment, Consent and Waiver, dated as of August 13, 2004, between the Company and Prudential.

          "FIFTH AMENDMENT EFFECTIVE DATE" shall have the meaning ascribed to such term in the Fifth Amendment.

          "AMENDED AND RESTATED NOTE" have the meaning ascribed to such term in the Fifth Amendment.

          "NOTE" shall mean each senior subordinated note delivered pursuant to any provision of this Restructuring Agreement, the Credit Facility Note, each PIK Note, the Amended and Restated Note and each senior subordinated note delivered in substitution or exchange for any other Note pursuant to any such provision.

          (i) The definition of the term "Restricted Payment" in Section 11 is amended by inserting immediately after the words "paid-in-kind dividends" in clause (b) of the proviso thereto the words "or dividends payable in common stock".

     SECTION 4.     CONDITIONS TO THE EFFECTIVENESS OF THIS FIFTH AMENDMENT

          This Fifth Amendment shall be effective as of the date hereof, provided that each of the following conditions shall have been satisfied by the Company or duly waived by Prudential (the "Fifth Amendment Effective Date"):

          (a) Prudential shall have received each of the following, each executed, dated and delivered (if applicable) on or before August 13, 2004 (unless otherwise agreed by Prudential), in form and substance satisfactory to
Prudential:

                  (i) This Fifth Amendment, duly executed by the Company and each Domestic Subsidiary of the Company;

                  (ii) The Amended and Restated Note, duly executed by the Company;

                  (iii) A favorable opinion of Thompson & Knight, LLP, counsel to the Transaction Parties, substantially in the form of ExhibitB attached
                                                               --------
hereto, and addressing such other matters incident to the matters herein contemplated as Prudential may reasonably request; and;

                  (iv) Such additional documentation as Prudential may reasonably require.

          (b) By 2:00 P.M. (EDT) on August 13, 2004, Prudential shall have received (i) the first installment under the Amended and Restated Note and (ii) all costs and expenses of Prudential incurred in connection with the transactions contemplated by this Fifth Amendment and the Exchange Agreement, including reasonable legal fees and expenses relating to such transactions, reasonable expenses incurred in conducting due diligence investigations and reviews and other reasonable out-of-pocket expenses incurred by Prudential or its outside counsel in immediately available funds by wire transfer to the following account:

                    Bank of New York
                    New York, NY
                    Account Name: Prudential Managed Account
                    ABA #021-00-018
                    Acct. #890-0304-391


          (c) Corporate and Other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Fifth Amendment shall be satisfactory in all respects to Prudential;

          (d) Representations and Warranties. Each of the representations and warranties contained in Article 9 (Representations, Covenants and Warranties) of the Restructuring Agreement, the other Note Documents or in any certificate, document or financial or other statement furnished at any time or in connection therewith, as amended and restated by the additional disclosures set forth on the disclosure schedules attached hereto as Exhibit C with
                                                            ---------
titles corresponding to the specific section in the Restructuring Agreement, ("Disclosure Schedules"), shall be true and correct in all material respects on and as of the Fifth Amendment Effective Date, in each case, as if made on and as of the Fifth Amendment Effective Date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the "Agreement" shall be deemed to refer to the Restructuring Agreement as amended by the Prior Amendments and after giving effect to the amendments, consents and waivers set forth herein; and

          (e) No Default or Event of Default. After giving effect to this Fifth Amendment, no Default or Event of Default (except for those that may have been duly waived) shall have occurred and be continuing.

  SECTION 5.   REPRESENTATIONS,  WARRANTIES  AND  COVENANTS

          On and as of the date hereof, after giving effect to this Fifth Amendment, the Company hereby represents, warrants and covenants to Prudential as follows:

          (a) This Fifth Amendment has been duly authorized, executed and delivered by the Company and each Domestic Subsidiary of the Company and constitutes a legal, valid and binding obligation of the Company and each Domestic Subsidiary of the Company, enforceable against the Company and each Domestic Subsidiary of the Company in accordance with its terms.

          (b) The Amended and Restated Note has been duly authorized, executed and delivered by the Company, constitutes a legal, valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms.

          (c) The Restructuring Agreement as amended by the Prior Amendments and after giving effect to the amendments, consents and waivers set forth herein constitutes the legal, valid and binding obligation of the Company and each Domestic Subsidiary of the Company, enforceable against the Company and each Domestic Subsidiary of the Company in accordance with its terms.

          (d) Subject to the disclosures set forth on the Disclosure Schedules, each of the representations and warranties contained in this Fifth Amendment, Article 9 (Representations, Covenants and Warranties) of the Restructuring Agreement, the other Note Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date hereof, as if made on and as of the date hereof and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the "Agreement" shall be deemed to refer to the Restructuring Agreement as amended by the Prior Amendments and after giving effect to the amendments, consents and waivers set forth herein.

          (e) No Default or Event of Default has occurred and is continuing (except for those that are duly waived).

          (f) No litigation has been commenced against any Transaction Party seeking to restraint or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Transaction Party required or contemplated by this Fifth Amendment, the Restructuring Agreement or any Note Document, in each case as amended by the Prior Amendments and after giving effect to the amendments, consents and waivers set forth herein (if applicable).

  SECTION 6.   RELEASE

          In further consideration for Prudential's execution of this Fifth Amendment, the Company and each other Transaction Party hereby releases Prudential and its respective Affiliates, officers, employees, directors, agents and advisors (collectively, the "Releasees") from any and all claims, demands, liabilities, responsibilities, disputes, causes of action (whether at law or equity) and obligations of any nature whatsoever, whether liquidated or unliquidated, known or unknown, matured or unmatured, fixed or contingent that any of the Transaction Parties may have against any Releasee and that arise from or relate to the Obligations, any Note Document or any document, dealing or other matter in connection with any of the Note Documents, and any third party liable in whole or in part for any of the Obligations, in each case to the extent arising (a) on or prior to the date hereof or (b) out of, or relating to, actions, dealings or other matters occurring on or prior the date hereof (including, without limitation, any actions or inactions of any Releasee prior to the date hereof).

  SECTION  7.  EFFECT ON THE NOTE DOCUMENTS

          (a) Upon receipt by Prudential of the Amended and Restated Note, each other Note previously provided to Prudential shall be deemed to have been cancelled and terminated.

          (b) Except as expressly amended or waived above, all of the terms and provisions of the Restructuring Agreement (including the Affirmative and Negative Covenants set forth therein) and all other Note Documents are and shall remain in full force and effect and are hereby ratified and confirmed. THE COMPANY AND PRUDENTIAL EXPRESSLY AGREE THAT THE PROVISIONS OF SECTION 12.8 OF THE RESTRUCTURING AGREEMENT APPLY TO THE DISCLOSURE OF INFORMATION BY THE COMPANY PURSUANT TO THIS FIFTH AMENDMENT.

          (c) The execution, delivery and effectiveness of this Fifth Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Prudential under any of the Note Documents, nor constitute a waiver or amendment of any other provision of any of the Note
Documents  or  for  any  purpose  except  as  expressly  set  forth  herein.

          (d)  This  Fifth  Amendment  is  a  Note  Document.

  SECTION 8.   CONSENT  OF  DOMESTIC  SUBSIDIARIES

          Each Domestic Subsidiary of the Company hereby consents to this Fifth Amendment and agrees that the terms hereof shall not affect in any way its obligations and liabilities under the Note Documents (as amended and otherwise expressly modified hereby), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed (as amended and otherwise expressly modified hereby).

  SECTION 9.   EXECUTION IN COUNTERPARTS

          This Fifth Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Fifth Amendment.

  SECTION 10.  GOVERNING LAW

          This Fifth Amendment shall be governed by and construed in accordance with the law of the State of New York.

  SECTION 11.  SECTION TITLES

          The section titles contained in this Fifth Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Note Document immediately followed by a reference in parenthesis to the title of the section of such Note Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Note Document is followed immediately by a reference in parenthesis to the title of a section of any Note Document, the title reference shall govern in case of direct conflict absent manifest error.

  SECTION 12.  NOTICES

          All communications and notices hereunder shall be given as provided in the Restructuring Agreement or, as the case may be, the Subordinated Guaranty Agreement.

  SECTION 13.  SEVERABILITY

          The fact that any term or provision of this Fifth Amendment is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

  SECTION 14.  SUCCESSORS

          The terms of this Fifth Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

  SECTION 15.  WAIVER OF JURY TRIAL

          Each of the parties hereto irrevocably waives trial by jury in any action or proceeding with respect to This Fifth Amendment or any other Note Document.

                            [SIGNATURE PAGES FOLLOW]

          IN WITNESS WHEREOF, the parties hereto have caused This Fifth Amendment to be executed by their respective officers and general partners thereunto duly authorized on the date first written above.

                    Boots  &  Coots  International  Well  Control,  Inc.,


                    By:
                       ---------------------------------------------
                       Name:
                       Title:

                    The  Prudential  Insurance  Company  of  America,


                    By:
                       ---------------------------------------------
                       Name:
                       Title:



Acknowledged  and  Agreed  by:

Domestic  Subsidiaries:

Boots  &  Coots  Special  Services,  Inc.

By:
     -------------------------------
     Name:
     Title:

Elmagco,  Inc.

By:
     -------------------------------
     Name:
     Title:

Hell  Fighters,  Inc.

By:
     -------------------------------
     Name:
     Title:

IWC  Engineering,  Inc.

By:
     -------------------------------
     Name:
     Title:

IWC  Services,  Inc.

By:
     -------------------------------
     Name:
     Title:


Boots  &  Coots  Services,  Inc.

By:
     -------------------------------
     Name:
     Title:

                                                                      SCHEDULE A


                                 DIVIDEND AMOUNT




Security                         Dividend Due              Accrual Date

Senior Preferred Series E         $312,865.20                 8/13/2004

Senior Preferred Series G         $264,447.42                12/31/2003

                                                                       EXHIBIT A

                                               FORM OF AMENDED AND RESTATED NOTE


                 BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.

                  AMENDED AND RESTATED SENIOR SUBORDINATED NOTE

$9,635,042                                                     July 1, 2004
                                                         New York, New York

          FOR VALUE RECEIVED, the undersigned, BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC. (the "COMPANY"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, or registered assigns, the principal sum of NINE MILLION SIX HUNDRED THIRTY-FIVE THOUSAND FORTY TWO DOLLARS ($9,635,042) in twenty two (22) consecutive installments in the amounts set forth in the Restructuring Agreement referred to below, commencing on August 13, 2004 and continuing until December 31, 2009.

               The Company promises to pay interest on the unpaid principal amount of this Note from the date hereof until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Restructuring Agreement. Interest as aforesaid shall be (a) at a rate of twelve percent (12%) per annum, (b) be computed on the basis of a 360-day year comprised of twelve 30-day month and (c) payable (i) quarterly on the last business day of September, December, March and June in each year, commencing with September 30, 2004, (ii) upon the maturity of any portion of the principal amount thereof as listed on clause (a) of Section 2 of the Fifth Amendment and
(iii) if not previously paid in full, on demand from and after the time the outstanding principal thereunder becomes due and payable (whether by acceleration or otherwise). So long as an Event of Default is continuing, interest on the unpaid balance of this Note, and any overdue payment of interest, payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand), shall accrue at a rate per annum from time to time equal to the lesser of (a) the maximum rate permitted by applicable law or (b) the greater of (i) 2% above the rate of interest publicly approved by The Bank of New York at its prime rate or (ii) fourteen percent (14.0%).

          Payments of principal of and interest on this Note are to be made at the main office of The Bank of New York in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

          This Note is issued pursuant to a Subordinated Note Restructuring Agreement, dated as of December 28, 2000 (as such agreement is amended, supplemented, restated or otherwise modified from time to time, including by the Fifth Amendment, the "RESTRUCTURING AGREEMENT"), between the Company and The Prudential Insurance Company of America, and is entitled to the benefits thereof. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Restructuring Agreement.

          This Note is a registered Note and, as provided in the Restructuring Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note of like tenor for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

          If an Event of Default shall occur following the date hereof, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Restructuring Agreement.

          The Company, and the purchaser and the registered holder of this Note specifically intend and agree to limit contractually the amount of interest payable under this Note to the maximum amount of interest lawfully permitted to be charged under applicable law. Therefore, none of the terms of this Note shall ever be construed to create a contract to pay interest at a rate in excess of the maximum rate permitted to be charged under applicable law, and neither the Company nor any other party liable or to become liable hereunder shall ever be liable for interest in excess of the amount determined at such maximum rate, and the provisions of Section 12.16 of the Restructuring Agreement shall control over any contrary provision of this Note.

          THIS NOTE IS INTENDED TO BE PERFORMED IN THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF SUCH STATE.

               BOOTS  &  COOTS  INTERNATIONAL  WELL  CONTROL,  INC.


               By:
                   -----------------------------------------------------
                   Name:
                   Title:


                                      A-2
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                                                                       EXHIBIT B

                                                                 FORM OF OPINION

                                   (Attached)

                                                                       EXHIBIT C

                              DISCLOSURE SCHEDULES

                                   (Attached)